UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    4) Proposed maximum aggregate value of transaction:



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    5) Total fee paid:



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

|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:



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    2) Form Schedule or Registration Statement No.:



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    3) Filing Party:



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    4) Date Filed:



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


The following additional questions were posted to the Knight Ridder intranet:
(1)      FAQ for employees in potentially divested businesses.
(2)      FAQ for employees in retained businesses.

Document 1
----------

March 31 FAQs

Q: I am having difficulties with the pension modeler on krern.com. How can I get help?
A: Contact the KR>BRC at (877) 232-7272.

Q: Where can I get more information on how the pension plan works?
A: You may review the information online at krern.com under the retirement links, or call the KR>BRC at (877) 232-7272.

Q: What is the difference between "exercising" a stock option and having a stock option "cashed out and terminated" in connection with the transaction?

A: When you exercise a stock option, you are purchasing a share of Knight Ridder stock from the company at the exercise price set forth in your stock option grant documents. If you exercise your stock options prior to the closing, you must submit the appropriate exercise notice and payment of the exercise price. At that time, you will become the owner of the purchased shares of common stock and you will receive the consideration payable in the transaction with respect to such common stock as provided to all other Knight Ridder stockholders.


Any stock options that are not exercised prior to closing will be cashed out and terminated as of the closing. You will be entitled to a cash payment for each share subject to the option equal to the excess, if any, of the per share consideration determined in accordance with the merger agreement over the per share exercise price .


You will be receiving additional information concerning your stock options in the future.


Q: Is there a "collar," a low value for McClatchy stock at which Knight Ridder would back out of the deal?
A: No.

Q: What will happen to my 401(k) loan in connection with the sale of the newspaper?
A: The answer to this question will not be available until the terms of any deal between McClatchy and the prospective buyer are disclosed.

Q: If my 401(k) loan is not transferable to the new owner's 401(k) plan, what will happen to it?
A: Your 401(k) loan will become due at the close of the sale from McClatchy to the new owner. You will then have a 60-day grace period to repay the loan. If you are unable to repay the loan within the grace period, the balance will be treated as a distribution to you and subject to applicable taxes. For more details, please follow the retirement link on krern.com to the 401(k) plan Summary Plan Description.

Q: If I am vested in my qualified pension benefits, can I "retire," receive pension benefits and work for the new owner?
A: The answer to this question will not be available until the terms of any deal between McClatchy and the prospective buyer are disclosed.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Document 2
----------
March 31 FAQs

Q: I am having difficulties with the pension modeler on krern.com. How can I get help?
A: Contact the KR>BRC at (877) 232-7272.

Q: Where can I get more information on how the pension plan works?
A: You may review the information online at krern.com under the retirement links, or call the KR>BRC at (877) 232-7272.

Q: What is the difference between "exercising" a stock option and having a stock option "cashed out and terminated" in connection with the transaction?

A: When you exercise a stock option, you are purchasing a share of Knight Ridder stock from the company at the exercise price set forth in your stock option grant documents. If you exercise your stock options prior to the closing, you must submit the appropriate exercise notice and payment of the exercise price. At that time, you will become the owner of the purchased shares of common stock and you will receive the consideration payable in the transaction with respect to such common stock as provided to all other Knight Ridder stockholders.


Any stock options that are not exercised prior to closing will be cashed out and terminated as of the closing. You will be entitled to a cash payment for each share subject to the option equal to the excess, if any, of the per share consideration determined in accordance with the merger agreement over the per share exercise price .


You will be receiving additional information concerning your stock options in the future.


Q: Is there a "collar," a low value for McClatchy stock at which Knight Ridder would back out of the deal?
A: No.

Q: Will my vacation or PTO (Paid Time Off) balance be paid out when the transaction closes?
A: No, your earned balance will remain on the books for you to use in accordance with the applicable vacation or PTO policies.

Q: After the close of the transaction, what will happen to my health & welfare benefits?
A: We do not yet know how McClatchy intends to transition the health & welfare plans after the closing. However we understand that McClatchy offers a comprehensive health plan for eligible employees and dependents.

Q: I am a part-time employee who is grandfathered in for the benefit plans. Will I continue to be eligible for benefits after the close of the transaction?
A: You will be eligible for benefits that are reasonably equivalent to your current benefits through the end of 2006, provided that your benefits would not otherwise terminate for reasons other than your part-time status. We do not yet know how McClatchy intends to transition benefit plans or eligibility requirements after this date.

Q: Will my FSA (Flex Spending Accounts) continue?
A: Yes, you will continue to contribute to an FSA account and make claims as you always have through 2006. However, we understand that McClatchy also has an FSA plan, and we do not yet know when and how McClatchy intends to transition this benefit.

Q: After the close of the transaction, what will happen to my vacation benefits? (For example I am now eligible for five weeks of vacation per year - will that continue?)
A: Through the end of 2006, you will earn vacation at the same value as you are earning today, subject to appropriate adjustments in this rate according to the applicable vacation policies (e.g., adjustments for part-time status). Going forward, McClatchy (as did Knight Ridder) reserves the right to amend vacation programs. However, we do not yet know how McClatchy intends to transition vacation benefits after this date.

Q: I previously worked for a McClatchy newspaper. Will my service at that paper be added to my Knight Ridder service in figuring vesting for retirement?
A: Rules regarding vesting, service credit and benefit accrual vary by plan and are subject to legal requirements. Questions regarding credit for an individual's combined service with Knight Ridder and McClatchy for vesting and other purposes will be answered after the close of the transaction.

Q: If I am vested in my qualified pension benefits, can I "retire," receive pension benefits, and work for McClatchy?
A: The sale to McClatchy, in and of itself, will not accelerate an employee's right to receive pension benefits. Pension benefits will be paid in accordance with the terms of the applicable pension plan. McClatchy also offers a defined benefit plan, and we currently expect that they will continue to do so for all of the newspapers they retain. Additional information will be provided after the close that addresses the interaction between McClatchy's and Knight Ridder's plans.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.